EXHIBIT A(2)

                                    AGREEMENT
                                    ---------


      Agreement, made this 6th day of November, 1998 by and between China Food & Beverage Company, (f/k/a Omap Holdings Incorporated) a Nevada corporation (hereinafter "CHIF")and Dizon Investments Limited, a British Virgin Islands corporation, (hereinafter "DIZON");

WHEREAS, CHIF and DIZON on March 15, 1997 entered into a certain agreement a copy of which is annexed hereto as Exhibit A (the "Agreement");

WHEREAS, CHIF and DIZON wish to cancel and make null and void the Agreement and place the parties status quo ante.

NOW, THEREFORE, in consideration of the premises and promises contained herein the signatory parties agree hereto as follows:

1. The Agreement is by this document declared null and void and of no force and effect.

2. By virtue of paragraph 1 above, DIZON shall forthwith return to CHIF 20,000,000 pre-reverse shares of CHIF restricted common stock issued to DIZON per the Agreement.

3. By virtue of paragraph 1 above, DIZON shall forthwith return to CHIF all incidents of ownership in American China Development Corporation common stock and any licenses received pursuant to the Agreement.

4. All expenses of unwinding the Agreement pursuant to paragraph 1hereof shall be borne by the respective parties.

5. This Agreement shall be construed under the laws of the State of New York.

6. This Agreement may be signed in one or more counterparts.

      IN WITNESS WHEREOF, the parties have set their hands and seal the first day, month and year above written.

                          CHINA FOOD & BEVERAGE COMPANY


                          By:/s/ James Tilton
                          --------------------------
                          James Tilton, President


                          DIZON INVESTMENTS LIMITED

                          By:/s/ Joyce Fayle
                          --------------------------
                          Joyce Fayle, Director


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